SilverPepper Commodity Strategies Global Macro Fund

Advisor Class (Ticker Symbol: SPCAX)

Institutional Class (Ticker Symbol: SPCIX)

SilverPepper Long/Short Emerging Markets Currency Fund

Institutional Class (Ticker Symbol: SPEFX)

SilverPepper Merger Arbitrage Fund

Advisor Class (Ticker Symbol: SPABX)

Institutional Class (Ticker Symbol: SPAIX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 1, 2022, to the currently effective

Statement of Additional Information (“SAI”).

Effective December 1, 2022, James E. Ross is appointed as an Independent Trustee of the Board of Trustees of the Trust (the “Board”). Accordingly, the following changes are made to the Funds’ SAI.

The last sentence of the second paragraph of the “Trustees and Officers” section is replaced with the following:

Charles H. Miller, Ashley Toomey Rabun, William H. Young and James E. Ross are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

The following is added to the table under the section entitled “Trustees and Officers”:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[c]	Other Directorships Held by Trustee[d]
“Independent” Trustees:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005-March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017-March 2020)	3	SPDR Series Trust ETFs (March 2005 - present); Select Sector SPDR Trust ETFs (March 2005 - present); Fusion Acquisition Corp II (March 2021 - present).

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Trustees and officers serve until their successors have been duly elected.

c	The Trust is comprised of 52 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

d	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

The following is added to the Trustee compensation table under the section entitled “Compensation”:

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund and Fund Complex Paid to Trustees ($)[1,2]
Independent Trustee:
James E. Ross, Trustee	$0	None	None	$0

1	For the fiscal year ended June 30, 2022.

2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services. For the Funds’ fiscal year ended June 30, 2022, the aggregate Independent Trustees’ fees for the Trust were $585,000.

The first paragraph of the “Additional Information Concerning the Board and the Trustees” section is replaced with the following:

The current Trustees were selected in November 2007 (June 2019 for Ms. Quill and December 2022 for Mr. Ross) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The following bullet-point is added under the section entitled “Additional Information Concerning the Board and the Trustees”:

●	Mr. Ross has significant senior executive experience with respect to marketing and distribution of mutual funds, including exchange-traded funds.

The following is added to the section entitled “Fund Shares Beneficially Owned by Trustees”:

As of December 1, 2022, Mr. Ross beneficially owned shares of the Funds and other series of the Trust as follows.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James E. Ross, Independent Trustee	None	None

Additionally, effective December 31, 2022, John P. Zader has resigned as an interested Trustee of the Board of Trustees of the Trust. All references and information relating to Mr. Zader are removed in their entirety effective December 31, 2022.

Please file this Supplement with your records.